UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): December 21, 2005

                           SAFETEK INTERNATIONAL, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)

           Delaware                       33-22175               75-2226896
           --------                       --------               ----------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

                               23 Aminadav Street
                             Tel Aviv, Israel, 67898
                             -----------------------
                    (Address of principal executive offices)

                                 972-3-561-3465
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                ------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant's Certifying Accountant.

On December 16, 2005, Safetek International, Inc. (the "Registrant") filed a Current Report on Form 8-K with respect to the dismissal of PriceWaterhouseCoopers Israel (the "Former Accountant") as the Registrant's principal independent accountants.

Attached to this Current Report on Form 8-K/A as Exhibit 16.1 is the letter from the Former Accountant dated December 21, 2005 addressed to the Securities and Exchange Commission. The Registrant objects to the allegations made in said letter.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of business acquired.  Not Applicable

(b) Pro forma financial information.            Not Applicable

(c) Exhibits

      Exhibit 16.1 Letter from PriceWaterhouseCoopers to the Securities and Exchange Commission, dated December 21, 2005


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SAFETEK INTERNATIONAL, INC.
                                        (Registrant)

                                        By: /s/ Amnon Presler
                                            -----------------
                                        Name: Amnon Presler
                                        Title: Chief Executive Officer

Date: December 22, 2005


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